SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported):
November 3, 2003

PartnerRe Ltd.
(Exact Name of Registrant as Specified in Charter)

Bermuda	0-2253	Not Applicable
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

Chesney House, 96 Pitts Bay Road, Pembroke, Bermuda
(Address of Principal Executive Offices)

HM 08
(Zip Code)

(441) 292-0888
(Registrant’s Telephone Number, Including Area Code)

Item 12.  Results of Operations and Financial Condition

The following information is furnished pursuant to Item 12, “Results of Operations and Financial Condition.” On November 3, 2003, PartnerRe Ltd. issued a press release reporting its 2003 third quarter results. A copy of the press release is attached hereto as Exhibit 1 and is hereby incorporated by reference.

Exhibit 1. Text of Press Release of Partner Re Ltd., dated November 3, 2003

SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

PartnerRe Ltd. (Registrant)

By:	/s/ Albert Benchimol
Name: Albert Benchimol Title: Executive Vice President and Chief Financial Officer

Date: November 3, 2003

INDEX TO EXHIBITS

Exhibit No.	Description

1	Text of Press Release of PartnerRe Ltd., dated November 3, 2003